Exhibit 99.1

MSM 2005-7                                                      MORGAN STANLEY
                                                                    97 records
Group 1                                                    Balance: 39,372,277
==============================================================================


-----------------------------------------------------------------------------------------------------------------------------
                                                                     Total                                         Weighted
                                                   Number          Current          % of                            Average
                                                       of          Balance         Total     Weighted   Weighted   Original
                                                 Mortgage    of Collateral       Current      Average    Average    Subject
Mortgage Rates (%)                                  Loans              ($)   Balance (%)   Coupon (%)       FICO    LTV (%)
-----------------------------------------------------------------------------------------------------------------------------
4.501 - 5.000                                           1       207,685.07          0.53        4.625        757      53.99
5.001 - 5.500                                          38    17,001,392.79         43.18        5.405        736      61.79
5.501 - 6.000                                          47    20,373,275.69         51.75        5.801        728      60.02
6.001 - 6.500                                          10     1,732,308.24          4.40        6.253        688      70.48
7.001 - 7.500                                           1        57,615.41          0.15        7.500        656      79.97
-----------------------------------------------------------------------------------------------------------------------------
Total:                                                 97    39,372,277.20        100.00        5.646        730      61.24
-----------------------------------------------------------------------------------------------------------------------------
Minimum: 4.625%
Maximum: 7.500%
Weighted Average:  5.646%
-----------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------
                                                                     Total                                         Weighted
                                                   Number          Current          % of                            Average
                                                       of          Balance         Total     Weighted   Weighted   Original
                                                 Mortgage    of Collateral       Current      Average    Average    Subject
Net Coupon (%)                                      Loans              ($)   Balance (%)   Coupon (%)       FICO    LTV (%)
-----------------------------------------------------------------------------------------------------------------------------
4.001 - 4.500                                           1       207,685.07          0.53        4.625        757      53.99
4.501 - 5.000                                           8     4,046,838.63         10.28        5.241        758      63.42
5.001 - 5.500                                          57    25,319,919.04         64.31        5.581        734      61.73
5.501 - 6.000                                          28     9,471,428.02         24.06        5.980        709      58.52
6.001 - 6.500                                           2       268,791.03          0.68        6.500        647      79.88
7.001 - 7.500                                           1        57,615.41          0.15        7.500        656      79.97
-----------------------------------------------------------------------------------------------------------------------------
Total:                                                 97    39,372,277.20        100.00        5.646        730      61.24
-----------------------------------------------------------------------------------------------------------------------------
Minimum: 4.375%
Maximum: 7.250%
Weighted Average:  5.396%
-----------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Oct 7, 2005 12:11                                                  Page 1 of 7

MSM 2005-7                                                      MORGAN STANLEY
                                                                    97 records
Group 1                                                    Balance: 39,372,277
==============================================================================


-----------------------------------------------------------------------------------------------------------------------------
                                                                     Total                                         Weighted
                                                   Number          Current          % of                            Average
                                                       of          Balance         Total     Weighted   Weighted   Original
Current Mortgage Loan                            Mortgage    of Collateral       Current      Average    Average    Subject
Principal Balance ($)                               Loans              ($)   Balance (%)   Coupon (%)       FICO    LTV (%)
-----------------------------------------------------------------------------------------------------------------------------
0.01 - 100,000.00                                      15     1,019,536.88          2.59        5.966        706      63.76
100,000.01 - 200,000.00                                28     4,134,431.36         10.50        5.692        700      60.49
200,000.01 - 300,000.00                                 5     1,148,155.85          2.92        5.554        698      63.62
300,000.01 - 400,000.00                                 7     2,583,976.61          6.56        5.607        714      64.35
400,000.01 - 500,000.00                                11     4,887,899.04         12.41        5.554        718      61.21
500,000.01 - 600,000.00                                11     6,320,868.17         16.05        5.593        722      64.92
600,000.01 - 700,000.00                                 6     3,856,196.79          9.79        5.694        741      64.69
700,000.01 - 800,000.00                                 1       794,246.84          2.02        5.500        791      41.34
800,000.01 - 900,000.00                                 3     2,571,181.83          6.53        5.709        757      44.82
900,000.01 - 1,000,000.00                               7     6,838,962.41         17.37        5.698        735      64.85
1,000,000.01 - 1,500,000.00                             1     1,274,515.89          3.24        5.625        767      65.00
1,500,000.01 >=                                         2     3,942,305.53         10.01        5.627        753      56.65
-----------------------------------------------------------------------------------------------------------------------------
Total:                                                 97    39,372,277.20        100.00        5.646        730      61.24
-----------------------------------------------------------------------------------------------------------------------------
Minimum:  48,032.80
Maximum:  1,979,265.28
Average: 405,899.76
Total: 39,372,277.20
-----------------------------------------------------------------------------------------------------------------------------



 -----------------------------------------------------------------------------------------------------------------------------
                                                                     Total                                         Weighted
                                                   Number          Current          % of                            Average
                                                       of          Balance         Total     Weighted   Weighted   Original
FICO                                             Mortgage    of Collateral       Current      Average    Average    Subject
Score                                               Loans              ($)   Balance (%)   Coupon (%)       FICO    LTV (%)
-----------------------------------------------------------------------------------------------------------------------------
Below 600                                               1       177,557.56          0.45        6.250        592      46.15
626 - 650                                              11     2,704,096.68          6.87        5.876        643      64.81
651 - 675                                               8     2,312,961.65          5.87        5.685        664      58.03
676 - 700                                              13     3,968,186.58         10.08        5.777        682      55.87
701 - 725                                              24     8,782,018.00         22.31        5.611        711      69.99
726 - 750                                              17     7,502,749.83         19.06        5.651        738      58.08
751 - 775                                               8     4,503,595.59         11.44        5.447        764      63.66
776 - 800                                              11     7,945,485.22         20.18        5.622        785      59.52
801 - 825                                               4     1,475,626.09          3.75        5.657        809      41.90
-----------------------------------------------------------------------------------------------------------------------------
Total:                                                 97    39,372,277.20        100.00        5.646        730      61.24
-----------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 592
Maximum:  817
Non-Zero Weighted Average:  730
-----------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Oct 7, 2005 12:11                                                  Page 2 of 7

MSM 2005-7                                                      MORGAN STANLEY
                                                                    97 records
Group 1                                                    Balance: 39,372,277
==============================================================================


-----------------------------------------------------------------------------------------------------------------------------
                                                                     Total                                         Weighted
                                                   Number          Current          % of                            Average
                                                       of          Balance         Total     Weighted   Weighted   Original
                                                 Mortgage    of Collateral       Current      Average    Average    Subject
Documentation Level                                 Loans              ($)   Balance (%)   Coupon (%)       FICO    LTV (%)
-----------------------------------------------------------------------------------------------------------------------------
Limited                                                34    15,700,858.20         39.88        5.721        733      61.27
No Documentation                                       26     9,382,990.77         23.83        5.562        727      51.11
Full/Alt                                               24     9,328,078.22         23.69        5.562        738      66.47
No Ratio                                                5     2,052,945.21          5.21        5.623        696      61.61
Stated Documentation                                    4     1,622,744.25          4.12        5.845        732      62.31
Lite                                                    4     1,284,660.55          3.26        5.755        708      94.95
-----------------------------------------------------------------------------------------------------------------------------
Total:                                                 97    39,372,277.20        100.00        5.646        730      61.24
-----------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------
                                                                     Total                                         Weighted
                                                   Number          Current          % of                            Average
                                                       of          Balance         Total     Weighted   Weighted   Original
Original                                         Mortgage    of Collateral       Current      Average    Average    Subject
Loan-to-Value Ratio (%)                             Loans              ($)   Balance (%)   Coupon (%)       FICO    LTV (%)
-----------------------------------------------------------------------------------------------------------------------------
<= 30.00                                                6     1,503,590.33          3.82        5.660        769      26.58
35.01 - 40.00                                           3       760,101.55          1.93        5.419        724      35.65
40.01 - 45.00                                           6     3,018,966.98          7.67        5.723        749      42.38
45.01 - 50.00                                           7     4,181,844.24         10.62        5.812        701      47.94
50.01 - 55.00                                           6     1,780,957.54          4.52        5.574        712      52.17
55.01 - 60.00                                          11     4,781,490.64         12.14        5.597        728      57.65
60.01 - 65.00                                          21    10,743,940.59         27.29        5.620        736      63.38
65.01 - 70.00                                          10     4,970,647.30         12.62        5.511        744      67.28
70.01 - 75.00                                           2       291,603.53          0.74        5.653        744      75.00
75.01 - 80.00                                          21     5,892,037.37         14.96        5.735        721      79.54
85.01 - 90.00                                           1       142,580.38          0.36        5.125        747      88.02
90.01 - 95.00                                           1       179,424.53          0.46        5.750        639      90.10
95.01 - 100.00                                          2     1,125,092.22          2.86        5.717        704     100.00
-----------------------------------------------------------------------------------------------------------------------------
Total:                                                 97    39,372,277.20        100.00        5.646        730      61.24
-----------------------------------------------------------------------------------------------------------------------------
Minimum: 11.66%
Maximum: 100.00%
Weighted Average by Current Balance: 61.24%
-----------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Oct 7, 2005 12:11                                                  Page 3 of 7

MSM 2005-7                                                      MORGAN STANLEY
                                                                    97 records
Group 1                                                    Balance: 39,372,277
==============================================================================


-----------------------------------------------------------------------------------------------------------------------------
                                                                     Total                                         Weighted
                                                   Number          Current          % of                            Average
                                                       of          Balance         Total     Weighted   Weighted   Original
Coverage on Loans with Original                  Mortgage    of Collateral       Current      Average    Average    Subject
Loan-to-Value Ratios above 80%                      Loans              ($)   Balance (%)   Coupon (%)       FICO    LTV (%)
-----------------------------------------------------------------------------------------------------------------------------
Y                                                       1       142,580.38          9.85        5.125        747      88.02
Yes-Pledged Assets                                      3     1,304,516.75         90.15        5.722        695      98.64
-----------------------------------------------------------------------------------------------------------------------------
Total:                                                  4     1,447,097.13        100.00        5.663        700      97.59
-----------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------
                                                                     Total                                         Weighted
                                                   Number          Current          % of                            Average
Geographic                                             of          Balance         Total     Weighted   Weighted   Original
Distribution                                     Mortgage    of Collateral       Current      Average    Average    Subject
by Balance                                          Loans              ($)   Balance (%)   Coupon (%)       FICO    LTV (%)
-----------------------------------------------------------------------------------------------------------------------------
California                                             37    17,331,249.69         44.02        5.654        732      62.35
New York                                               18     9,450,419.58         24.00        5.645        718      59.59
New Jersey                                              5     4,232,100.70         10.75        5.825        752      46.60
Georgia                                                 3     2,107,455.66          5.35        5.348        773      65.35
Florida                                                 7     1,373,070.23          3.49        5.655        681      71.86
Wisconsin                                               2       818,664.77          2.08        5.466        746      73.99
Arizona                                                 4       776,738.78          1.97        5.554        709      61.59
Hawaii                                                  2       632,318.75          1.61        5.219        719      53.39
Texas                                                   7       600,636.15          1.53        5.893        695      75.10
Colorado                                                1       449,488.69          1.14        5.625        814      65.00
Other                                                  11     1,600,134.20          4.06        5.704        701      73.34
-----------------------------------------------------------------------------------------------------------------------------
Total:                                                 97    39,372,277.20        100.00        5.646        730      61.24
-----------------------------------------------------------------------------------------------------------------------------
Number of States Represented: 21
-----------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------
                                                                     Total                                         Weighted
                                                   Number          Current          % of                            Average
                                                       of          Balance         Total     Weighted   Weighted   Original
                                                 Mortgage    of Collateral       Current      Average    Average    Subject
Purpose                                             Loans              ($)   Balance (%)   Coupon (%)       FICO    LTV (%)
-----------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout                                    54    20,763,587.04         52.74        5.615        729      61.07
Purchase                                               25    13,077,944.80         33.22        5.650        743      62.07
Refinance - Rate Term                                  18     5,530,745.36         14.05        5.756        704      59.91
-----------------------------------------------------------------------------------------------------------------------------
Total:                                                 97    39,372,277.20        100.00        5.646        730      61.24
-----------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Oct 7, 2005 12:11                                                  Page 4 of 7

MSM 2005-7                                                      MORGAN STANLEY
                                                                    97 records
Group 1                                                    Balance: 39,372,277
==============================================================================


-----------------------------------------------------------------------------------------------------------------------------
                                                                     Total                                         Weighted
                                                   Number          Current          % of                            Average
                                                       of          Balance         Total     Weighted   Weighted   Original
                                                 Mortgage    of Collateral       Current      Average    Average    Subject
Property Type                                       Loans              ($)   Balance (%)   Coupon (%)       FICO    LTV (%)
-----------------------------------------------------------------------------------------------------------------------------
Single Family Residence                                67    30,427,003.22         77.28        5.654        732      60.01
Planned Unit Development                               19     4,743,483.65         12.05        5.596        717      73.28
Condominium                                             5     1,613,620.07          4.10        5.533        767      53.17
2 Family                                                2     1,287,438.45          3.27        5.662        706      48.81
3 Family                                                2       766,345.87          1.95        5.641        706      64.29
4 Family                                                2       534,385.94          1.36        5.950        713      74.56
-----------------------------------------------------------------------------------------------------------------------------
Total:                                                 97    39,372,277.20        100.00        5.646        730      61.24
-----------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------
                                                                     Total                                         Weighted
                                                   Number          Current          % of                            Average
                                                       of          Balance         Total     Weighted   Weighted   Original
                                                 Mortgage    of Collateral       Current      Average    Average    Subject
Occupancy                                           Loans              ($)   Balance (%)   Coupon (%)       FICO    LTV (%)
-----------------------------------------------------------------------------------------------------------------------------
Primary                                                78    32,719,058.57         83.10        5.641        731      60.18
Second Home                                             7     4,645,982.26         11.80        5.656        728      68.32
Investment                                             12     2,007,236.37          5.10        5.707        713      62.21
-----------------------------------------------------------------------------------------------------------------------------
Total:                                                 97    39,372,277.20        100.00        5.646        730      61.24
-----------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------
                                                                     Total                                         Weighted
                                                   Number          Current          % of                            Average
                                                       of          Balance         Total     Weighted   Weighted   Original
Remaining Term                                   Mortgage    of Collateral       Current      Average    Average    Subject
to Stated Maturity                                  Loans              ($)   Balance (%)   Coupon (%)       FICO    LTV (%)
-----------------------------------------------------------------------------------------------------------------------------
115 - 117                                               1       120,442.75          0.31        5.875        649      49.40
136 - 138                                               1        48,032.80          0.12        5.750        631      80.00
154 - 156                                               1       207,685.07          0.53        4.625        757      53.99
163 - 165                                               1        86,800.00          0.22        6.125        790      50.76
169 - 171                                               3       239,740.58          0.61        6.053        682      59.24
172 - 174                                              10     3,153,976.59          8.01        5.616        721      73.53
175 - 177                                              54    23,397,773.23         59.43        5.661        733      63.20
178 - 180                                              26    12,117,826.18         30.78        5.628        728      54.54
-----------------------------------------------------------------------------------------------------------------------------
Total:                                                 97    39,372,277.20        100.00        5.646        730      61.24
-----------------------------------------------------------------------------------------------------------------------------
Minimum: 116
Maximum: 180
Weighted Average: 177
-----------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Oct 7, 2005 12:11                                                  Page 5 of 7

MSM 2005-7                                                      MORGAN STANLEY
                                                                    97 records
Group 1                                                    Balance: 39,372,277
==============================================================================


-----------------------------------------------------------------------------------------------------------------------------
                                                                     Total                                         Weighted
                                                   Number          Current          % of                            Average
                                                       of          Balance         Total     Weighted   Weighted   Original
                                                 Mortgage    of Collateral       Current      Average    Average    Subject
Product Type                                        Loans              ($)   Balance (%)   Coupon (%)       FICO    LTV (%)
-----------------------------------------------------------------------------------------------------------------------------
Fixed 15                                               96    39,285,477.20         99.78        5.645        730      61.26
Fixed 15 - IO 5 Yrs                                     1        86,800.00          0.22        6.125        790      50.76
-----------------------------------------------------------------------------------------------------------------------------
Total:                                                 97    39,372,277.20        100.00        5.646        730      61.24
-----------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------
                                                                     Total                                         Weighted
                                                   Number          Current          % of                            Average
                                                       of          Balance         Total     Weighted   Weighted   Original
                                                 Mortgage    of Collateral       Current      Average    Average    Subject
Interest Only                                       Loans              ($)   Balance (%)   Coupon (%)       FICO    LTV (%)
-----------------------------------------------------------------------------------------------------------------------------
N                                                      96    39,285,477.20         99.78        5.645        730      61.26
Y                                                       1        86,800.00          0.22        6.125        790      50.76
-----------------------------------------------------------------------------------------------------------------------------
Total:                                                 97    39,372,277.20        100.00        5.646        730      61.24
-----------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------
                                                                     Total                                         Weighted
                                                   Number          Current          % of                            Average
                                                       of          Balance         Total     Weighted   Weighted   Original
                                                 Mortgage    of Collateral       Current      Average    Average    Subject
Prepayment Penalty Flag                             Loans              ($)   Balance (%)   Coupon (%)       FICO    LTV (%)
-----------------------------------------------------------------------------------------------------------------------------
N                                                      54    25,860,512.17         65.68        5.643        733      62.15
Y                                                      43    13,511,765.03         34.32        5.652        723      59.50
-----------------------------------------------------------------------------------------------------------------------------
Total:                                                 97    39,372,277.20        100.00        5.646        730      61.24
-----------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Oct 7, 2005 12:11                                                  Page 6 of 7

MSM 2005-7                                                      MORGAN STANLEY
                                                                    97 records
Group 1                                                    Balance: 39,372,277
==============================================================================


-----------------------------------------------------------------------------------------------------------------------------
                                                                     Total                                         Weighted
                                                   Number          Current          % of                            Average
                                                       of          Balance         Total     Weighted   Weighted   Original
                                                 Mortgage    of Collateral       Current      Average    Average    Subject
Prepayment Penalty Term                             Loans              ($)   Balance (%)   Coupon (%)       FICO    LTV (%)
-----------------------------------------------------------------------------------------------------------------------------
0                                                      54    25,860,512.17         65.68        5.643        733      62.15
6                                                       3     2,769,035.13          7.03        5.680        769      48.81
12                                                      1       131,880.67          0.33        5.250        695      42.28
24                                                      1       154,851.00          0.39        5.125        753      17.58
36                                                     28     7,767,071.74         19.73        5.677        707      61.12
60                                                     10     2,688,926.49          6.83        5.600        723      69.09
-----------------------------------------------------------------------------------------------------------------------------
Total:                                                 97    39,372,277.20        100.00        5.646        730      61.24
-----------------------------------------------------------------------------------------------------------------------------





------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Oct 7, 2005 12:11                                                  Page 7 of 7

MSM 2005-7                                                     MORGAN STANLEY
                                                                  196 records
Group 2                                                   Balance: 44,363,261
=============================================================================


------------------------------------------------------------------------------------------------------------------------------
                                                                     Total                                          Weighted
                                                   Number          Current          % of                             Average
                                                       of          Balance         Total     Weighted   Weighted    Original
                                                 Mortgage    of Collateral       Current      Average    Average     Subject
Mortgage Rates (%)                                  Loans              ($)   Balance (%)   Coupon (%)       FICO     LTV (%)
------------------------------------------------------------------------------------------------------------------------------
5.001 - 5.500                                          33     7,358,111.17         16.59        5.466        750       57.68
5.501 - 6.000                                         120    28,371,175.57         63.95        5.830        740       60.27
6.001 - 6.500                                          38     7,674,802.81         17.30        6.243        718       68.11
6.501 - 7.000                                           5       959,171.74          2.16        6.718        738       72.67
------------------------------------------------------------------------------------------------------------------------------
Total:                                                196    44,363,261.29        100.00        5.860        738       61.46
------------------------------------------------------------------------------------------------------------------------------
Minimum: 5.375%
Maximum: 6.875%
Weighted Average:  5.860%
------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------
                                                                     Total                                          Weighted
                                                   Number          Current          % of                             Average
                                                       of          Balance         Total     Weighted   Weighted    Original
                                                 Mortgage    of Collateral       Current      Average    Average     Subject
Net Coupon (%)                                      Loans              ($)   Balance (%)   Coupon (%)       FICO     LTV (%)
------------------------------------------------------------------------------------------------------------------------------
5.001 - 5.500                                          82    19,436,476.22         43.81        5.614        750       58.14
5.501 - 6.000                                          96    21,533,508.29         48.54        5.979        729       62.96
6.001 - 6.500                                          17     3,036,576.71          6.84        6.473        724       71.13
6.501 - 7.000                                           1       356,700.07          0.80        6.875        710       70.00
------------------------------------------------------------------------------------------------------------------------------
Total:                                                196    44,363,261.29        100.00        5.860        738       61.46
------------------------------------------------------------------------------------------------------------------------------
Minimum: 5.125%
Maximum: 6.625%
Weighted Average:  5.610%
------------------------------------------------------------------------------------------------------------------------------






------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------

Oct 7, 2005 12:12                                                  Page 1 of 6

MSM 2005-7                                                     MORGAN STANLEY
                                                                  196 records
Group 2                                                   Balance: 44,363,261
=============================================================================


------------------------------------------------------------------------------------------------------------------------------
                                                                     Total                                          Weighted
                                                   Number          Current          % of                             Average
                                                       of          Balance         Total     Weighted   Weighted    Original
Current Mortgage Loan                            Mortgage    of Collateral       Current      Average    Average     Subject
Principal Balance ($)                               Loans              ($)   Balance (%)   Coupon (%)       FICO     LTV (%)
------------------------------------------------------------------------------------------------------------------------------
0.01 - 100,000.00                                      22     1,747,942.17          3.94        6.116        730       61.28
100,000.01 - 200,000.00                                73    11,169,427.80         25.18        5.831        736       59.26
200,000.01 - 300,000.00                                51    12,684,243.42         28.59        5.852        741       62.82
300,000.01 - 400,000.00                                39    13,509,852.47         30.45        5.847        738       62.88
400,000.01 - 500,000.00                                 6     2,595,275.12          5.85        5.875        730       58.15
500,000.01 - 600,000.00                                 5     2,656,520.31          5.99        5.913        746       60.36
------------------------------------------------------------------------------------------------------------------------------
Total:                                                196    44,363,261.29        100.00        5.860        738       61.46
------------------------------------------------------------------------------------------------------------------------------
Minimum:  49,842.62
Maximum:  568,750.00
Average: 226,343.17
Total: 44,363,261.29
------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------
                                                                     Total                                          Weighted
                                                   Number          Current          % of                             Average
                                                       of          Balance         Total     Weighted   Weighted    Original
FICO                                             Mortgage    of Collateral       Current      Average    Average     Subject
Score                                               Loans              ($)   Balance (%)   Coupon (%)       FICO     LTV (%)
------------------------------------------------------------------------------------------------------------------------------
626 - 650                                               3       625,557.99          1.41        6.040        637       46.21
651 - 675                                              14     3,278,641.39          7.39        5.903        664       60.73
676 - 700                                              26     5,052,762.42         11.39        5.914        687       65.65
701 - 725                                              37     8,282,898.84         18.67        6.051        712       63.42
726 - 750                                              29     7,424,322.26         16.74        5.868        738       61.44
751 - 775                                              47    11,491,321.82         25.90        5.725        765       59.61
776 - 800                                              28     6,033,042.42         13.60        5.791        788       59.01
801 - 825                                              12     2,174,714.15          4.90        5.781        809       66.44
------------------------------------------------------------------------------------------------------------------------------
Total:                                                196    44,363,261.29        100.00        5.860        738       61.46
------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 629
Maximum:  817
Non-Zero Weighted Average:  738
------------------------------------------------------------------------------------------------------------------------------






------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------

Oct 7, 2005 12:12                                                  Page 2 of 6

MSM 2005-7                                                     MORGAN STANLEY
                                                                  196 records
Group 2                                                   Balance: 44,363,261
=============================================================================


------------------------------------------------------------------------------------------------------------------------------
                                                                     Total                                          Weighted
                                                   Number          Current          % of                             Average
                                                       of          Balance         Total     Weighted   Weighted    Original
                                                 Mortgage    of Collateral       Current      Average    Average     Subject
Documentation Level                                 Loans              ($)   Balance (%)   Coupon (%)       FICO     LTV (%)
------------------------------------------------------------------------------------------------------------------------------
Limited                                                86    19,803,786.44         44.64        5.904        735       63.91
No Ratio                                               52    11,377,208.35         25.65        5.831        736       57.30
No Documentation                                       25     6,119,485.73         13.79        5.807        752       53.43
Full/Alt                                               29     5,737,776.06         12.93        5.847        736       69.89
Stated Documentation                                    4     1,325,004.71          2.99        5.771        736       61.26
------------------------------------------------------------------------------------------------------------------------------
Total:                                                196    44,363,261.29        100.00        5.860        738       61.46
------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------
                                                                     Total                                          Weighted
                                                   Number          Current          % of                             Average
                                                       of          Balance         Total     Weighted   Weighted    Original
Original                                         Mortgage    of Collateral       Current      Average    Average     Subject
Loan-to-Value Ratio (%)                             Loans              ($)   Balance (%)   Coupon (%)       FICO     LTV (%)
------------------------------------------------------------------------------------------------------------------------------
<= 30.00                                                4       513,124.20          1.16        5.812        713       23.29
30.01 - 35.00                                           6       922,900.47          2.08        5.691        744       33.80
35.01 - 40.00                                           6     1,017,993.54          2.29        5.766        778       38.17
40.01 - 45.00                                          10     1,980,930.68          4.47        5.818        763       43.15
45.01 - 50.00                                          20     5,471,777.76         12.33        5.797        725       48.14
50.01 - 55.00                                          13     3,363,835.80          7.58        5.703        760       52.92
55.01 - 60.00                                          20     4,909,495.05         11.07        5.843        711       58.10
60.01 - 65.00                                          44    10,588,379.32         23.87        5.774        744       63.85
65.01 - 70.00                                          25     5,876,214.31         13.25        5.976        724       68.82
70.01 - 75.00                                          20     4,494,683.32         10.13        6.035        738       74.26
75.01 - 80.00                                          27     5,136,650.43         11.58        6.002        749       79.75
95.01 - 100.00                                          1        87,276.41          0.20        6.500        678      100.00
------------------------------------------------------------------------------------------------------------------------------
Total:                                                196    44,363,261.29        100.00        5.860        738       61.46
------------------------------------------------------------------------------------------------------------------------------
Minimum: 17.55%
Maximum: 100.00%
Weighted Average by Current Balance: 61.46%
------------------------------------------------------------------------------------------------------------------------------







------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------

Oct 7, 2005 12:12                                                  Page 3 of 6

MSM 2005-7                                                     MORGAN STANLEY
                                                                  196 records
Group 2                                                   Balance: 44,363,261
=============================================================================


-------------------------------------------------------------------------------------------------------------------------------
                                                                     Total                                           Weighted
                                                   Number          Current          % of                              Average
                                                       of          Balance         Total     Weighted   Weighted     Original
Coverage on Loans with                           Mortgage    of Collateral       Current      Average    Average      Subject
Original Loan-to-Value Ratios above 80%             Loans              ($)   Balance (%)   Coupon (%)       FICO      LTV (%)
-------------------------------------------------------------------------------------------------------------------------------
Yes-Pledged Assets                                      1        87,276.41        100.00        6.500        678       100.00
-------------------------------------------------------------------------------------------------------------------------------
Total:                                                  1        87,276.41        100.00        6.500        678       100.00
-------------------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------------------------------
                                                                     Total                                           Weighted
                                                   Number          Current          % of                              Average
Geographic                                             of          Balance         Total     Weighted   Weighted     Original
Distribution                                     Mortgage    of Collateral       Current      Average    Average      Subject
by Balance                                          Loans              ($)   Balance (%)   Coupon (%)       FICO      LTV (%)
-------------------------------------------------------------------------------------------------------------------------------
California                                            109    29,030,389.89         65.44        5.805        741        59.04
Arizona                                                16     2,576,758.61          5.81        5.673        741        66.95
Florida                                                18     2,459,125.06          5.54        5.912        718        64.19
Washington                                              7     1,521,627.57          3.43        5.997        764        73.41
Nevada                                                  6     1,481,663.68          3.34        6.098        709        75.81
Texas                                                   8     1,160,439.87          2.62        6.115        730        69.55
Virginia                                                4       956,900.00          2.16        6.000        690        60.84
Oregon                                                  4       626,357.27          1.41        5.812        755        69.12
Connecticut                                             1       553,865.53          1.25        5.875        729        60.00
Hawaii                                                  1       500,000.00          1.13        5.990        652        47.62
Other                                                  22     3,496,133.81          7.88        6.125        749        62.65
-------------------------------------------------------------------------------------------------------------------------------
Total:                                                196    44,363,261.29        100.00        5.860        738        61.46
-------------------------------------------------------------------------------------------------------------------------------
Number of States Represented: 24
-------------------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------------------------------
                                                                     Total                                           Weighted
                                                   Number          Current          % of                              Average
                                                       of          Balance         Total     Weighted   Weighted     Original
                                                 Mortgage    of Collateral       Current      Average    Average      Subject
Purpose                                             Loans              ($)   Balance (%)   Coupon (%)       FICO      LTV (%)
-------------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout                                   107    25,227,391.20         56.87        5.840        734        59.47
Purchase                                               58    11,970,857.05         26.98        5.939        745        67.27
Refinance - Rate Term                                  31     7,165,013.04         16.15        5.802        736        58.78
-------------------------------------------------------------------------------------------------------------------------------
Total:                                                196    44,363,261.29        100.00        5.860        738        61.46
-------------------------------------------------------------------------------------------------------------------------------






------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------

Oct 7, 2005 12:12                                                  Page 4 of 6

MSM 2005-7                                                     MORGAN STANLEY
                                                                  196 records
Group 2                                                   Balance: 44,363,261
=============================================================================

------------------------------------------------------------------------------------------------------------------------------

                                                                     Total                                          Weighted
                                                   Number          Current          % of                             Average
                                                       of          Balance         Total     Weighted   Weighted    Original
                                                 Mortgage    of Collateral       Current      Average    Average     Subject
Property Type                                       Loans              ($)   Balance (%)   Coupon (%)       FICO     LTV (%)
------------------------------------------------------------------------------------------------------------------------------
Single Family Residence                               119    24,730,513.38         55.75        5.837        732       60.47
Planned Unit Development                               25     5,500,351.99         12.40        5.925        740       67.05
2 Family                                               21     5,240,824.17         11.81        5.812        750       58.32
Condominium                                            15     3,320,107.03          7.48        5.737        755       59.05
4 Family                                                7     2,814,472.98          6.34        5.998        742       63.79
3 Family                                                7     2,340,603.00          5.28        5.906        738       65.15
2-4 Family                                              1       356,700.07          0.80        6.875        710       70.00
Co-op                                                   1        59,688.67          0.13        6.625        817       64.52
------------------------------------------------------------------------------------------------------------------------------
Total:                                                196    44,363,261.29        100.00        5.860        738       61.46
------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------
                                                                     Total                                          Weighted
                                                   Number          Current          % of                             Average
                                                       of          Balance         Total     Weighted   Weighted    Original
                                                 Mortgage    of Collateral       Current      Average    Average     Subject
Occupancy                                           Loans              ($)   Balance (%)   Coupon (%)       FICO     LTV (%)
------------------------------------------------------------------------------------------------------------------------------
Investment                                            196    44,363,261.29        100.00        5.860        738       61.46
------------------------------------------------------------------------------------------------------------------------------
Total:                                                196    44,363,261.29        100.00        5.860        738       61.46
------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------
                                                                     Total                                          Weighted
                                                   Number          Current          % of                             Average
                                                       of          Balance         Total     Weighted   Weighted    Original
Remaining Term                                   Mortgage    of Collateral       Current      Average    Average     Subject
to Stated Maturity                                  Loans              ($)   Balance (%)   Coupon (%)       FICO     LTV (%)
------------------------------------------------------------------------------------------------------------------------------
235 - 237                                               1        87,276.41          0.20        6.500        678      100.00
337 - 339                                               2       297,606.50          0.67        6.437        716       71.38
352 - 354                                              10     1,500,260.30          3.38        6.092        715       72.17
355 - 357                                              93    21,123,341.82         47.61        5.830        734       59.07
358 - 360                                              90    21,354,776.26         48.14        5.864        743       62.79
------------------------------------------------------------------------------------------------------------------------------
Total:                                                196    44,363,261.29        100.00        5.860        738       61.46
------------------------------------------------------------------------------------------------------------------------------
Minimum: 236
Maximum: 360
Weighted Average:  357
------------------------------------------------------------------------------------------------------------------------------






------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------

Oct 7, 2005 12:12                                                  Page 5 of 6

MSM 2005-7                                                     MORGAN STANLEY
                                                                  196 records
Group 2                                                   Balance: 44,363,261
=============================================================================


------------------------------------------------------------------------------------------------------------------------------
                                                                     Total                                          Weighted
                                                   Number          Current          % of                             Average
                                                       of          Balance         Total     Weighted   Weighted    Original
                                                 Mortgage    of Collateral       Current      Average    Average     Subject
Product Type                                        Loans              ($)   Balance (%)   Coupon (%)       FICO     LTV (%)
------------------------------------------------------------------------------------------------------------------------------
Fixed 30                                              118    24,101,008.94         54.33        5.883        738       61.03
Fixed 30 - IO 10 Yrs                                   76    20,052,952.35         45.20        5.838        737       62.00
Fixed 30 - IO 5 Yrs                                     2       209,300.00          0.47        5.500        691       60.17
------------------------------------------------------------------------------------------------------------------------------
Total:                                                196    44,363,261.29        100.00        5.860        738       61.46
------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------
                                                                     Total                                          Weighted
                                                   Number          Current          % of                             Average
                                                       of          Balance         Total     Weighted   Weighted    Original
                                                 Mortgage    of Collateral       Current      Average    Average     Subject
Interest Only                                       Loans              ($)   Balance (%)   Coupon (%)       FICO     LTV (%)
------------------------------------------------------------------------------------------------------------------------------
N                                                     118    24,101,008.94         54.33        5.883        738       61.03
Y                                                      78    20,262,252.35         45.67        5.834        737       61.98
------------------------------------------------------------------------------------------------------------------------------
Total:                                                196    44,363,261.29        100.00        5.860        738       61.46
------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------
                                                                     Total                                          Weighted
                                                   Number          Current          % of                             Average
                                                       of          Balance         Total     Weighted   Weighted    Original
                                                 Mortgage    of Collateral       Current      Average    Average     Subject
Prepayment Penalty Flag                             Loans              ($)   Balance (%)   Coupon (%)       FICO     LTV (%)
------------------------------------------------------------------------------------------------------------------------------
N                                                      44     9,726,452.50         21.92        5.967        742       60.16
Y                                                     152    34,636,808.79         78.08        5.831        737       61.83
------------------------------------------------------------------------------------------------------------------------------
Total:                                                196    44,363,261.29        100.00        5.860        738       61.46
------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------
                                                                     Total                                          Weighted
                                                   Number          Current          % of                             Average
                                                       of          Balance         Total     Weighted   Weighted    Original
                                                 Mortgage    of Collateral       Current      Average    Average     Subject
Prepayment Penalty Term                             Loans              ($)   Balance (%)   Coupon (%)       FICO     LTV (%)
------------------------------------------------------------------------------------------------------------------------------
0                                                      44     9,726,452.50         21.92        5.967        742       60.16
24                                                      1       500,000.00          1.13        5.990        652       47.62
36                                                    125    27,519,279.78         62.03        5.837        738       61.94
60                                                     26     6,617,529.01         14.92        5.790        735       62.43
------------------------------------------------------------------------------------------------------------------------------
Total:                                                196    44,363,261.29        100.00        5.860        738       61.46
------------------------------------------------------------------------------------------------------------------------------







------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------

Oct 7, 2005 12:12                                                  Page 6 of 6

MSM 2005-7                                                      MORGAN STANLEY
                                                                   718 records
Group 3                                                   Balance: 154,618,361
==============================================================================


-----------------------------------------------------------------------------------------------------------------------------
                                                                     Total                                         Weighted
                                                   Number          Current          % of                            Average
                                                       of          Balance         Total     Weighted   Weighted   Original
                                                 Mortgage    of Collateral       Current      Average    Average    Subject
Mortgage Rates (%)                                  Loans              ($)   Balance (%)   Coupon (%)       FICO    LTV (%)
-----------------------------------------------------------------------------------------------------------------------------
5.001 - 5.500                                         100    23,130,976.05         14.96        5.479        738      61.34
5.501 - 6.000                                         420    90,509,864.24         58.54        5.810        725      69.86
6.001 - 6.500                                         188    38,902,137.46         25.16        6.211        691      71.24
6.501 - 7.000                                           9     1,782,760.37          1.15        6.725        679      79.31
7.001 - 7.500                                           1       292,622.76          0.19        7.250        551      95.00
-----------------------------------------------------------------------------------------------------------------------------
Total:                                                718   154,618,360.88        100.00        5.875        718      69.09
-----------------------------------------------------------------------------------------------------------------------------
Minimum: 5.375%
Maximum: 7.250%
Weighted Average:  5.875%
-----------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------------------
                                                                     Total                                         Weighted
                                                   Number          Current          % of                            Average
                                                       of          Balance         Total     Weighted   Weighted   Original
                                                 Mortgage    of Collateral       Current      Average    Average    Subject
Net Coupon (%)                                      Loans              ($)   Balance (%)   Coupon (%)       FICO    LTV (%)
-----------------------------------------------------------------------------------------------------------------------------
5.001 - 5.500                                         297    66,344,967.87         42.91        5.618        734      65.76
5.501 - 6.000                                         371    78,751,952.28         50.93        6.015        708      71.37
6.001 - 6.500                                          46     8,734,874.32          5.65        6.454        688      71.92
6.501 - 7.000                                           4       786,566.41          0.51        7.056        610      90.48
-----------------------------------------------------------------------------------------------------------------------------
Total:                                                718   154,618,360.88        100.00        5.875        718      69.09
-----------------------------------------------------------------------------------------------------------------------------
Minimum: 5.125%
Maximum: 7.000%
Weighted Average: 5.625%
-----------------------------------------------------------------------------------------------------------------------------





------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Oct 7, 2005 12:12                                                  Page 1 of 7

MSM 2005-7                                                      MORGAN STANLEY
                                                                   718 records
Group 3                                                   Balance: 154,618,361
==============================================================================


-----------------------------------------------------------------------------------------------------------------------------
                                                                     Total                                         Weighted
                                                   Number          Current          % of                            Average
                                                       of          Balance         Total     Weighted   Weighted   Original
Current Mortgage Loan                            Mortgage    of Collateral       Current      Average    Average    Subject
Principal Balance ($)                               Loans              ($)   Balance (%)   Coupon (%)       FICO    LTV (%)
-----------------------------------------------------------------------------------------------------------------------------
0.01 - 100,000.00                                      41     3,362,626.15          2.17        5.994        729      59.78
100,000.01 - 200,000.00                               286    44,887,256.05         29.03        5.906        717      69.79
200,000.01 - 300,000.00                               292    72,944,456.67         47.18        5.877        715      69.56
300,000.01 - 400,000.00                                95    31,433,577.91         20.33        5.794        724      67.92
400,000.01 - 500,000.00                                 3     1,360,920.04          0.88        6.167        687      69.63
600,000.01 - 700,000.00                                 1       629,524.06          0.41        6.125        748      72.64
-----------------------------------------------------------------------------------------------------------------------------
Total:                                                718   154,618,360.88        100.00        5.875        718      69.09
-----------------------------------------------------------------------------------------------------------------------------
Minimum: 29,802.39
Maximum: 629,524.06
Average: 215,345.91
Total: 154,618,360.88
-----------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------
                                                                     Total                                         Weighted
                                                   Number          Current          % of                            Average
                                                       of          Balance         Total     Weighted   Weighted   Original
FICO                                             Mortgage    of Collateral       Current      Average    Average    Subject
Score                                               Loans              ($)   Balance (%)   Coupon (%)       FICO    LTV (%)
-----------------------------------------------------------------------------------------------------------------------------
Below 600                                               1       292,622.76          0.19        7.250        551      95.00
601 - 625                                              10     2,230,167.46          1.44        6.135        614      74.37
626 - 650                                              35     7,812,093.05          5.05        6.144        638      75.62
651 - 675                                             116    25,088,049.49         16.23        5.996        665      68.72
676 - 700                                             133    27,968,216.96         18.09        5.910        688      70.25
701 - 725                                             103    22,038,811.39         14.25        5.832        714      67.63
726 - 750                                             110    23,299,772.72         15.07        5.830        739      72.04
751 - 775                                             110    24,540,278.26         15.87        5.774        762      68.99
776 - 800                                              79    16,697,541.49         10.80        5.769        787      64.00
801 - 825                                              21     4,650,807.30          3.01        5.678        808      60.01
-----------------------------------------------------------------------------------------------------------------------------
Total:                                                718   154,618,360.88        100.00        5.875        718      69.09
-----------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 551
Maximum: 816
Non-Zero Weighted Average: 718
-----------------------------------------------------------------------------------------------------------------------------





------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Oct 7, 2005 12:12                                                  Page 2 of 7

MSM 2005-7                                                      MORGAN STANLEY
                                                                   718 records
Group 3                                                   Balance: 154,618,361
==============================================================================


-----------------------------------------------------------------------------------------------------------------------------
                                                                     Total                                         Weighted
                                                   Number          Current          % of                            Average
                                                       of          Balance         Total     Weighted   Weighted   Original
                                                 Mortgage    of Collateral       Current      Average    Average    Subject
Documentation Level                                 Loans              ($)   Balance (%)   Coupon (%)       FICO    LTV (%)
-----------------------------------------------------------------------------------------------------------------------------
Full/Alt                                              272    56,052,166.28         36.25        5.874        713      77.90
Limited                                               221    49,827,953.26         32.23        5.940        715      70.40
No Documentation                                      186    40,276,249.89         26.05        5.746        733      55.50
No Ratio                                               28     6,061,351.60          3.92        6.099        684      65.78
Stated Documentation                                    9     2,250,263.02          1.46        6.135        700      73.50
Lite                                                    2       150,376.83          0.10        5.893        729      64.26
-----------------------------------------------------------------------------------------------------------------------------
Total:                                                718   154,618,360.88        100.00        5.875        718      69.09
-----------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------
                                                                     Total                                         Weighted
                                                   Number          Current          % of                            Average
                                                       of          Balance         Total     Weighted   Weighted   Original
Original                                         Mortgage    of Collateral       Current      Average    Average    Subject
Loan-to-Value Ratio (%)                             Loans              ($)   Balance (%)   Coupon (%)       FICO    LTV (%)
-----------------------------------------------------------------------------------------------------------------------------
<= 30.00                                               20     2,784,456.09          1.80        5.799        744      24.52
30.01 - 35.00                                          10     2,148,060.80          1.39        5.647        764      33.79
35.01 - 40.00                                          10     1,744,207.60          1.13        5.813        707      38.20
40.01 - 45.00                                          22     4,373,818.20          2.83        5.871        718      42.77
45.01 - 50.00                                          34     7,354,686.04          4.76        5.761        742      48.19
50.01 - 55.00                                          29     6,531,476.09          4.22        5.805        727      52.70
55.01 - 60.00                                          50    12,080,867.36          7.81        5.714        733      57.63
60.01 - 65.00                                          76    18,711,373.38         12.10        5.825        715      63.51
65.01 - 70.00                                          56    11,751,802.71          7.60        5.850        706      68.37
70.01 - 75.00                                          57    13,376,014.85          8.65        5.959        698      73.23
75.01 - 80.00                                         329    68,947,562.78         44.59        5.916        717      79.62
80.01 - 85.00                                           5     1,017,356.73          0.66        5.960        727      84.83
85.01 - 90.00                                          13     2,421,734.30          1.57        6.026        711      89.08
90.01 - 95.00                                           6     1,291,443.95          0.84        6.540        646      94.67
95.01 - 100.00                                          1        83,500.00          0.05        5.875        732     100.00
-----------------------------------------------------------------------------------------------------------------------------
Total:                                                718   154,618,360.88        100.00        5.875        718      69.09
-----------------------------------------------------------------------------------------------------------------------------
Minimum: 10.53%
Maximum: 100.00%
Weighted Average by Current Balance: 69.09%
-----------------------------------------------------------------------------------------------------------------------------





------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Oct 7, 2005 12:12                                                  Page 3 of 7

MSM 2005-7                                                      MORGAN STANLEY
                                                                   718 records
Group 3                                                   Balance: 154,618,361
==============================================================================



-------------------------------------------------------------------------------------------------------------------------------
                                                                     Total                                           Weighted
                                                   Number          Current         % of                               Average
                                                       of          Balance        Total      Weighted   Weighted     Original
Coverage on Loans with                           Mortgage    of Collateral      Current       Average    Average      Subject
Original Loan-to-Value Ratios above 80%             Loans              ($)   Balance (%)   Coupon (%)       FICO      LTV (%)
-------------------------------------------------------------------------------------------------------------------------------
Y                                                      25     4,814,034.98       100.00         6.147        697        89.87
-------------------------------------------------------------------------------------------------------------------------------
Total:                                                 25     4,814,034.98       100.00         6.147        697        89.87
-------------------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------------------------------
                                                                     Total                                           Weighted
                                                   Number          Current          % of                              Average
Geographic                                             of          Balance         Total     Weighted   Weighted     Original
Distribution                                     Mortgage    of Collateral       Current      Average    Average      Subject
by Balance                                          Loans              ($)   Balance (%)   Coupon (%)       FICO      LTV (%)
-------------------------------------------------------------------------------------------------------------------------------
California                                            241    59,907,383.95         38.75        5.801        723        61.69
Washington                                             64    13,886,860.81          8.98        5.846        716        73.50
Florida                                                69    12,999,683.84          8.41        5.984        707        70.52
Texas                                                  42     7,115,475.52          4.60        5.830        721        75.24
Colorado                                               34     6,680,555.26          4.32        5.826        731        74.44
Arizona                                                30     6,287,888.32          4.07        5.880        708        72.32
Virginia                                               16     3,553,526.44          2.30        6.141        705        71.72
New York                                               12     3,393,231.82          2.19        6.102        684        67.53
Nevada                                                 15     3,361,673.43          2.17        5.967        727        74.78
Minnesota                                              17     3,271,121.54          2.12        5.913        737        77.24
Other                                                 178    34,160,959.95         22.09        5.929        714        75.37
-------------------------------------------------------------------------------------------------------------------------------
Total:                                                718   154,618,360.88        100.00        5.875        718        69.09
-------------------------------------------------------------------------------------------------------------------------------
Number of States Represented:  41
-------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------
                                                                     Total                                          Weighted
                                                   Number          Current         % of                              Average
                                                       of          Balance        Total      Weighted   Weighted     Original
                                                 Mortgage    of Collateral      Current       Average   Average      Subject
Purpose                                             Loans              ($)   Balance (%)   Coupon (%)      FICO      LTV (%)
------------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout                                   322    71,719,203.08        46.38         5.859       711        64.12
Purchase                                              267    55,876,919.82        36.14         5.895       732        75.54
Refinance - Rate Term                                 129    27,022,237.98        17.48         5.875       706        68.98
------------------------------------------------------------------------------------------------------------------------------
Total:                                                718   154,618,360.88       100.00         5.875       718        69.09
------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Oct 7, 2005 12:12                                                  Page 4 of 7

MSM 2005-7                                                      MORGAN STANLEY
                                                                   718 records
Group 3                                                   Balance: 154,618,361
==============================================================================


-----------------------------------------------------------------------------------------------------------------------------
                                                                     Total                                         Weighted
                                                   Number          Current          % of                            Average
                                                       of          Balance         Total     Weighted   Weighted   Original
                                                 Mortgage    of Collateral       Current      Average    Average    Subject
Property Type                                       Loans              ($)   Balance (%)   Coupon (%)       FICO    LTV (%)
-----------------------------------------------------------------------------------------------------------------------------
Single Family Residence                               488   102,702,120.94         66.42        5.867        716      68.51
Planned Unit Development                              146    33,029,643.41         21.36        5.842        721      70.85
Condominium                                            58    11,841,785.62          7.66        5.873        727      69.88
2 Family                                               10     2,777,280.29          1.80        6.050        708      63.44
3 Family                                                6     1,810,401.01          1.17        6.166        704      64.38
4 Family                                                5     1,516,870.53          0.98        6.133        711      73.36
Townhouse                                               3       669,397.80          0.43        6.283        707      79.52
2-4 Family                                              1       178,246.46          0.12        6.750        696      80.00
Co-op                                                   1        92,614.82          0.06        6.125        663      80.00
-----------------------------------------------------------------------------------------------------------------------------
Total:                                                718   154,618,360.88        100.00        5.875        718      69.09
-----------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------
                                                                     Total                                         Weighted
                                                   Number          Current          % of                            Average
                                                       of          Balance         Total     Weighted   Weighted   Original
                                                 Mortgage    of Collateral       Current      Average    Average    Subject
Occupancy                                           Loans              ($)   Balance (%)   Coupon (%)       FICO    LTV (%)
-----------------------------------------------------------------------------------------------------------------------------
Primary                                               691   149,603,626.13         96.76        5.872        718      69.22
Second Home                                            27     5,014,734.75          3.24        5.959        722      65.43
-----------------------------------------------------------------------------------------------------------------------------
Total:                                                718   154,618,360.88        100.00        5.875        718      69.09
-----------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Oct 7, 2005 12:12                                                  Page 5 of 7

MSM 2005-7                                                      MORGAN STANLEY
                                                                   718 records
Group 3                                                   Balance: 154,618,361
==============================================================================


------------------------------------------------------------------------------------------------------------------------------
                                                                     Total                                          Weighted
                                                   Number          Current          % of                             Average
                                                       of          Balance         Total     Weighted   Weighted    Original
Remaining Term                                   Mortgage    of Collateral       Current      Average    Average     Subject
to Stated Maturity                                  Loans              ($)   Balance (%)   Coupon (%)       FICO     LTV (%)
------------------------------------------------------------------------------------------------------------------------------
169 - 171                                               1       215,823.72          0.14        5.375        673       80.00
235 - 237                                               3       526,982.28          0.34        5.817        686       66.50
238 - 240                                               1       231,497.82          0.15        5.999        750       42.18
334 - 336                                               1       168,388.36          0.11        6.250        696       71.67
346 - 348                                               1       145,023.29          0.09        6.250        715       80.00
349 - 351                                               5       890,603.38          0.58        6.212        691       82.04
352 - 354                                              78    14,522,310.06          9.39        6.057        677       73.22
355 - 357                                             340    75,232,169.23         48.66        5.862        721       69.78
358 - 360                                             288    62,685,562.74         40.54        5.843        723       67.18
------------------------------------------------------------------------------------------------------------------------------
Total:                                                718   154,618,360.88        100.00        5.875        718       69.09
------------------------------------------------------------------------------------------------------------------------------
Minimum: 170
Maximum: 360
Weighted Average: 356
------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------
                                                                     Total                                          Weighted
                                                   Number          Current          % of                             Average
                                                       of          Balance         Total     Weighted   Weighted    Original
                                                 Mortgage    of Collateral       Current      Average    Average     Subject
Product Type                                        Loans              ($)   Balance (%)   Coupon (%)       FICO     LTV (%)
------------------------------------------------------------------------------------------------------------------------------
Balloon 15/30                                           1       215,823.72          0.14        5.375        673       80.00
Fixed 30                                              237    47,329,765.48         30.61        5.988        702       67.17
Fixed 30 - IO 10 Yrs                                  477   106,332,646.68         68.77        5.825        725       69.93
Fixed 30 - IO 3 Yrs                                     1       317,000.00          0.21        5.625        722       58.38
Fixed 30 - IO 5 Yrs                                     2       423,125.00          0.27        5.983        688       76.64
------------------------------------------------------------------------------------------------------------------------------
Total:                                                718   154,618,360.88        100.00        5.875        718       69.09
------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------
                                                                     Total                                          Weighted
                                                   Number          Current          % of                             Average
                                                       of          Balance         Total     Weighted   Weighted    Original
                                                 Mortgage    of Collateral       Current      Average    Average     Subject
Interest Only                                       Loans              ($)   Balance (%)   Coupon (%)       FICO     LTV (%)
------------------------------------------------------------------------------------------------------------------------------
N                                                     238    47,545,589.20         30.75        5.986        702       67.23
Y                                                     480   107,072,771.68         69.25        5.825        725       69.92
------------------------------------------------------------------------------------------------------------------------------
Total:                                                718   154,618,360.88        100.00        5.875        718       69.09
------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Oct 7, 2005 12:12                                                  Page 6 of 7

MSM 2005-7                                                      MORGAN STANLEY
                                                                   718 records
Group 3                                                   Balance: 154,618,361
==============================================================================


-----------------------------------------------------------------------------------------------------------------------------
                                                                     Total                                         Weighted
                                                   Number          Current          % of                            Average
                                                       of          Balance         Total     Weighted   Weighted   Original
                                                 Mortgage    of Collateral       Current      Average    Average    Subject
Prepayment Penalty Flag                             Loans              ($)   Balance (%)   Coupon (%)       FICO    LTV (%)
-----------------------------------------------------------------------------------------------------------------------------
N                                                     320    68,511,667.92         44.31        5.883        721      71.08
Y                                                     398    86,106,692.96         55.69        5.868        715      67.51
-----------------------------------------------------------------------------------------------------------------------------
Total:                                                718   154,618,360.88        100.00        5.875        718      69.09
-----------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------
                                                                     Total                                         Weighted
                                                   Number          Current          % of                            Average
                                                       of          Balance         Total     Weighted   Weighted   Original
                                                 Mortgage    of Collateral       Current      Average    Average    Subject
Prepayment Penalty Term                             Loans              ($)   Balance (%)   Coupon (%)       FICO    LTV (%)
-----------------------------------------------------------------------------------------------------------------------------
0                                                     320    68,511,667.92         44.31        5.883        721      71.08
6                                                       3       759,800.00          0.49        5.673        713      44.24
12                                                      3       622,339.92          0.40        6.226        689      69.23
36                                                    282    61,522,443.18         39.79        5.872        715      68.24
60                                                    110    23,202,109.86         15.01        5.854        715      66.29
-----------------------------------------------------------------------------------------------------------------------------
Total:                                                718   154,618,360.88        100.00        5.875        718      69.09
-----------------------------------------------------------------------------------------------------------------------------






------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Oct 7, 2005 12:12                                                  Page 7 of 7

MSM 2005-7                                                      MORGAN STANLEY
                                                                   441 records
Group 4                                                   Balance: 100,001,830
==============================================================================


-----------------------------------------------------------------------------------------------------------------------------
                                                                     Total                                         Weighted
                                                   Number          Current          % of                            Average
                                                       of          Balance         Total     Weighted   Weighted   Original
                                                 Mortgage    of Collateral       Current      Average    Average    Subject
Mortgage Rates (%)                                  Loans              ($)   Balance (%)   Coupon (%)       FICO    LTV (%)
-----------------------------------------------------------------------------------------------------------------------------
5.501 - 6.000                                         440    99,842,618.73         99.84        5.855        709      65.31
6.001 - 6.500                                           1       159,211.75          0.16        6.125        732      80.00
-----------------------------------------------------------------------------------------------------------------------------
Total:                                                441   100,001,830.48        100.00        5.855        710      65.33
-----------------------------------------------------------------------------------------------------------------------------
Minimum: 5.625%
Maximum: 6.125%
Weighted Average: 5.855%
-----------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------
                                                                     Total                                         Weighted
                                                   Number          Current          % of                            Average
                                                       of          Balance         Total     Weighted   Weighted   Original
                                                 Mortgage    of Collateral       Current      Average    Average    Subject
Net Coupon (%)                                      Loans              ($)   Balance (%)   Coupon (%)       FICO    LTV (%)
-----------------------------------------------------------------------------------------------------------------------------
5.001 - 5.500                                         134    31,261,343.86         31.26        5.724        717      64.58
5.501 - 6.000                                         307    68,740,486.62         68.74        5.915        706      65.67
-----------------------------------------------------------------------------------------------------------------------------
Total:                                                441   100,001,830.48        100.00        5.855        710      65.33
-----------------------------------------------------------------------------------------------------------------------------
Minimum: 5.375%
Maximum: 5.875%
Weighted Average: 5.605%
-----------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------
                                                                     Total                                         Weighted
                                                   Number          Current          % of                            Average
                                                       of          Balance         Total     Weighted   Weighted   Original
Current Mortgage Loan                            Mortgage    of Collateral       Current      Average    Average    Subject
Principal Balance ($)                               Loans              ($)   Balance (%)   Coupon (%)       FICO    LTV (%)
-----------------------------------------------------------------------------------------------------------------------------
0.01 - 100,000.00                                      37     2,990,290.74          2.99        5.878        736      58.70
100,000.01 - 200,000.00                               166    25,637,885.72         25.64        5.863        713      63.65
200,000.01 - 300,000.00                               116    29,166,073.11         29.17        5.836        708      65.13
300,000.01 - 400,000.00                               115    39,154,250.81         39.15        5.860        705      67.03
400,000.01 - 500,000.00                                 7     3,053,330.10          3.05        5.891        721      66.04
-----------------------------------------------------------------------------------------------------------------------------
Total:                                                441   100,001,830.48        100.00        5.855        710      65.33
-----------------------------------------------------------------------------------------------------------------------------
Minimum: 20,357.26
Maximum: 500,000.00
Average: 226,761.52
Total: 100,001,830.48
-----------------------------------------------------------------------------------------------------------------------------





------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Oct 7, 2005 12:13                                                  Page 1 of 7

MSM 2005-7                                                      MORGAN STANLEY
                                                                   441 records
Group 4                                                   Balance: 100,001,830
==============================================================================


------------------------------------------------------------------------------------------------------------------------------
                                                                     Total                                          Weighted
                                                   Number          Current          % of                             Average
                                                       of          Balance         Total     Weighted   Weighted    Original
FICO                                             Mortgage    of Collateral       Current      Average    Average     Subject
Score                                               Loans              ($)   Balance (%)   Coupon (%)       FICO     LTV (%)
------------------------------------------------------------------------------------------------------------------------------
Below 600                                               1       257,124.21          0.26        5.875        532       86.33
601 - 625                                              12     3,369,500.57          3.37        5.907        618       65.87
626 - 650                                              17     3,798,537.11          3.80        5.864        643       68.88
651 - 675                                              66    15,332,077.94         15.33        5.871        664       65.55
676 - 700                                             105    24,442,147.54         24.44        5.873        687       66.71
701 - 725                                              75    17,227,854.22         17.23        5.830        712       63.27
726 - 750                                              66    15,280,395.07         15.28        5.833        737       67.51
751 - 775                                              44     9,703,362.57          9.70        5.849        762       66.45
776 - 800                                              35     7,213,928.00          7.21        5.832        786       59.71
801 - 825                                              20     3,376,903.25          3.38        5.887        807       57.64
------------------------------------------------------------------------------------------------------------------------------
Total:                                                441   100,001,830.48        100.00        5.855        710       65.33
------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 532
Maximum: 816
Non-Zero Weighted Average: 710
------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------
                                                                     Total                                          Weighted
                                                   Number          Current          % of                             Average
                                                       of          Balance         Total     Weighted   Weighted    Original
                                                 Mortgage    of Collateral       Current      Average    Average     Subject
Documentation Level                                 Loans              ($)   Balance (%)   Coupon (%)       FICO     LTV (%)
------------------------------------------------------------------------------------------------------------------------------
Limited                                               154    37,520,574.52         37.52        5.852        705       68.78
No Documentation                                      136    30,981,991.25         30.98        5.854        715       56.20
Full/Alt                                               91    18,594,174.65         18.59        5.848        706       76.05
No Ratio                                               29     7,374,519.18          7.37        5.867        698       62.24
Lite                                                   22     3,700,813.29          3.70        5.887        752       60.76
Stated Documentation                                    9     1,829,757.59          1.83        5.923        688       61.92
------------------------------------------------------------------------------------------------------------------------------
Total:                                                441   100,001,830.48        100.00        5.855        710       65.33
------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Oct 7, 2005 12:13                                                  Page 2 of 7

MSM 2005-7                                                      MORGAN STANLEY
                                                                   441 records
Group 4                                                   Balance: 100,001,830
==============================================================================


-------------------------------------------------------------------------------------------------------------------------------
                                                                     Total                                           Weighted
                                                   Number          Current          % of                              Average
                                                       of          Balance         Total     Weighted   Weighted     Original
Original                                         Mortgage    of Collateral       Current      Average    Average      Subject
Loan-to-Value Ratio (%)                             Loans            ($)     Balance (%)   Coupon (%)       FICO      LTV (%)
-------------------------------------------------------------------------------------------------------------------------------
<= 30.00                                               12     1,649,877.68          1.65        5.857        722        23.48
30.01 - 35.00                                          12     2,256,153.51          2.26        5.842        738        33.00
35.01 - 40.00                                          20     3,951,027.47          3.95        5.857        714        37.66
40.01 - 45.00                                          16     3,483,621.10          3.48        5.881        728        43.31
45.01 - 50.00                                          19     3,681,747.59          3.68        5.829        703        48.23
50.01 - 55.00                                          36     8,167,988.63          8.17        5.855        718        52.57
55.01 - 60.00                                          40     8,945,241.50          8.95        5.831        711        58.05
60.01 - 65.00                                          60    15,904,822.05         15.90        5.843        705        63.44
65.01 - 70.00                                          50    12,720,830.11         12.72        5.836        705        68.78
70.01 - 75.00                                          27     6,732,695.37          6.73        5.883        704        74.03
75.01 - 80.00                                         138    30,515,403.75         30.51        5.870        709        79.66
80.01 - 85.00                                           2       273,853.65          0.27        5.813        741        84.62
85.01 - 90.00                                           4       843,740.92          0.84        5.875        641        88.63
90.01 - 95.00                                           2       460,744.02          0.46        5.934        662        91.95
95.01 - 100.00                                          3       414,083.13          0.41        5.875        773        97.71
-------------------------------------------------------------------------------------------------------------------------------
Total:                                                441   100,001,830.48        100.00        5.855        710        65.33
-------------------------------------------------------------------------------------------------------------------------------
Minimum: 14.51%
Maximum: 100.00%
Weighted Average by Current Balance: 65.33%
-------------------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------------------------------
                                                                     Total                                           Weighted
                                                   Number          Current          % of                              Average
                                                       of          Balance         Total     Weighted   Weighted     Original
Coverage on Loans with                           Mortgage    of Collateral       Current      Average    Average      Subject
Original Loan-to-Value Ratios above 80%             Loans              ($)    Balance (%)  Coupon (%)       FICO      LTV (%)
-------------------------------------------------------------------------------------------------------------------------------
Y                                                       7     1,321,214.38         66.31        5.883        690        89.41
Yes-Pledged Assets                                      4       671,207.34         33.69        5.875        681        93.35
-------------------------------------------------------------------------------------------------------------------------------
Total:                                                 11     1,992,421.72        100.00        5.880        687        90.74
-------------------------------------------------------------------------------------------------------------------------------





------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Oct 7, 2005 12:13                                                  Page 3 of 7

MSM 2005-7                                                      MORGAN STANLEY
                                                                   441 records
Group 4                                                   Balance: 100,001,830
==============================================================================


------------------------------------------------------------------------------------------------------------------------------
                                                                     Total                                          Weighted
                                                   Number          Current          % of                             Average
Geographic                                             of          Balance         Total     Weighted   Weighted    Original
Distribution                                     Mortgage    of Collateral       Current      Average    Average     Subject
by Balance                                          Loans              ($)   Balance (%)   Coupon (%)       FICO     LTV (%)
------------------------------------------------------------------------------------------------------------------------------
California                                            224    59,178,674.06         59.18        5.855        704       61.34
Florida                                                41     7,180,224.56          7.18        5.855        716       68.64
Arizona                                                19     3,502,941.93          3.50        5.823        715       66.67
Washington                                             16     3,413,127.26          3.41        5.867        705       73.69
Texas                                                  17     2,967,832.49          2.97        5.843        714       74.23
Michigan                                               12     2,254,375.00          2.25        5.860        728       77.49
New York                                                7     2,232,537.63          2.23        5.947        730       62.46
Illinois                                               10     1,986,211.13          1.99        5.891        719       73.21
Colorado                                               10     1,770,985.16          1.77        5.874        709       75.82
Maryland                                                7     1,659,763.63          1.66        5.824        717       66.46
Other                                                  78    13,855,157.63         13.85        5.845        719       72.24
------------------------------------------------------------------------------------------------------------------------------
Total:                                                441   100,001,830.48        100.00        5.855        710       65.33
------------------------------------------------------------------------------------------------------------------------------
Number of States Represented: 36
------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------
                                                                     Total                                          Weighted
                                                   Number          Current          % of                             Average
                                                       of          Balance         Total     Weighted   Weighted    Original
                                                 Mortgage    of Collateral       Current      Average    Average     Subject
Purpose                                             Loans              ($)   Balance (%)   Coupon (%)       FICO     LTV (%)
------------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout                                   247    57,987,834.41         57.99        5.853        703       61.95
Purchase                                              118    26,082,000.88         26.08        5.855        724       73.33
Refinance - Rate Term                                  76    15,931,995.19         15.93        5.865        707       64.53
------------------------------------------------------------------------------------------------------------------------------
Total:                                                441   100,001,830.48        100.00        5.855        710       65.33
------------------------------------------------------------------------------------------------------------------------------





------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Oct 7, 2005 12:13                                                  Page 4 of 7

MSM 2005-7                                                      MORGAN STANLEY
                                                                   441 records
Group 4                                                   Balance: 100,001,830
==============================================================================


-----------------------------------------------------------------------------------------------------------------------------
                                                                     Total                                         Weighted
                                                   Number          Current          % of                            Average
                                                       of          Balance         Total     Weighted   Weighted   Original
                                                 Mortgage    of Collateral       Current      Average    Average    Subject
Property Type                                       Loans              ($)   Balance (%)   Coupon (%)       FICO    LTV (%)
-----------------------------------------------------------------------------------------------------------------------------
Single Family Residence                               313    69,396,108.40         69.39        5.850        707      65.56
Planned Unit Development                               67    15,368,378.86         15.37        5.848        719      64.18
Condominium                                            37     7,275,980.96          7.28        5.875        713      68.04
2 Family                                               17     5,663,028.56          5.66        5.894        700      64.81
4 Family                                                3     1,117,943.33          1.12        5.875        732      59.07
3 Family                                                2       852,789.57          0.85        5.927        724      63.35
Co-op                                                   2       327,600.80          0.33        5.951        725      46.22
-----------------------------------------------------------------------------------------------------------------------------
Total:                                                441   100,001,830.48        100.00        5.855        710      65.33
-----------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------
                                                                     Total                                         Weighted
                                                   Number          Current          % of                            Average
                                                       of          Balance         Total     Weighted   Weighted   Original
                                                 Mortgage    of Collateral       Current      Average    Average    Subject
Occupancy                                           Loans              ($)   Balance (%)   Coupon (%)       FICO    LTV (%)
-----------------------------------------------------------------------------------------------------------------------------
Primary                                               422    96,312,597.50         96.31        5.855        709      65.51
Second Home                                            19     3,689,232.98          3.69        5.868        728      60.72
-----------------------------------------------------------------------------------------------------------------------------
Total:                                                441   100,001,830.48        100.00        5.855        710      65.33
-----------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------
                                                                     Total                                         Weighted
                                                   Number          Current          % of                            Average
                                                       of          Balance         Total     Weighted   Weighted   Original
Remaining Term                                   Mortgage    of Collateral       Current      Average    Average    Subject
to Stated Maturity                                  Loans              ($)   Balance (%)   Coupon (%)       FICO    LTV (%)
-----------------------------------------------------------------------------------------------------------------------------
232 - 234                                               2       287,659.01          0.29        5.938        711      59.16
235 - 237                                               2       127,039.73          0.13        5.848        716      64.46
238 - 240                                               4       805,534.16          0.81        5.795        705      55.50
349 - 351                                              10     1,314,190.31          1.31        5.828        725      78.15
352 - 354                                              53     9,996,435.70         10.00        5.857        689      72.12
355 - 357                                             220    50,188,894.28         50.19        5.866        716      65.19
358 - 360                                             150    37,282,077.29         37.28        5.843        706      63.50
-----------------------------------------------------------------------------------------------------------------------------
Total:                                                441   100,001,830.48        100.00        5.855        710      65.33
-----------------------------------------------------------------------------------------------------------------------------
Minimum: 233
Maximum: 360
Weighted Average:  355
-----------------------------------------------------------------------------------------------------------------------------





------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Oct 7, 2005 12:13                                                  Page 5 of 7

MSM 2005-7                                                      MORGAN STANLEY
                                                                   441 records
Group 4                                                   Balance: 100,001,830
==============================================================================


-----------------------------------------------------------------------------------------------------------------------------
                                                                     Total                                         Weighted
                                                   Number          Current          % of                            Average
                                                       of          Balance         Total     Weighted   Weighted   Original
                                                 Mortgage    of Collateral       Current      Average    Average    Subject
Product Type                                        Loans              ($)   Balance (%)   Coupon (%)       FICO    LTV (%)
-----------------------------------------------------------------------------------------------------------------------------
Fixed 30                                              385    81,102,717.16         81.10        5.854        709      64.40
Fixed 30 - IO 10 Yrs                                   52    18,047,213.32         18.05        5.860        710      69.83
Fixed 30 - IO 5 Yrs                                     4       851,900.00          0.85        5.914        696      58.28
-----------------------------------------------------------------------------------------------------------------------------
Total:                                                441   100,001,830.48        100.00        5.855        710      65.33
-----------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------
                                                                     Total                                         Weighted
                                                   Number          Current          % of                            Average
                                                       of          Balance         Total     Weighted   Weighted   Original
                                                 Mortgage    of Collateral       Current      Average    Average    Subject
Interest Only                                       Loans              ($)   Balance (%)   Coupon (%)       FICO    LTV (%)
-----------------------------------------------------------------------------------------------------------------------------
N                                                     385    81,102,717.16         81.10        5.854        709      64.40
Y                                                      56    18,899,113.32         18.90        5.862        710      69.31
-----------------------------------------------------------------------------------------------------------------------------
Total:                                                441   100,001,830.48        100.00        5.855        710      65.33
-----------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------
                                                                     Total                                         Weighted
                                                   Number          Current          % of                            Average
                                                       of          Balance         Total     Weighted   Weighted   Original
                                                 Mortgage    of Collateral       Current      Average    Average    Subject
Prepayment Penalty Flag                             Loans              ($)   Balance (%)   Coupon (%)       FICO    LTV (%)
-----------------------------------------------------------------------------------------------------------------------------
N                                                     124    26,421,913.93         26.42        5.868        728      68.14
Y                                                     317    73,579,916.55         73.58        5.851        703      64.32
-----------------------------------------------------------------------------------------------------------------------------
Total:                                                441   100,001,830.48        100.00        5.855        710      65.33
-----------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Oct 7, 2005 12:13                                                  Page 6 of 7

MSM 2005-7                                                      MORGAN STANLEY
                                                                   441 records
Group 4                                                   Balance: 100,001,830
==============================================================================



-----------------------------------------------------------------------------------------------------------------------------
                                                                     Total                                         Weighted
                                                   Number          Current          % of                            Average
                                                       of          Balance         Total     Weighted   Weighted   Original
                                                 Mortgage    of Collateral       Current      Average    Average    Subject
Prepayment Penalty Term                             Loans              ($)   Balance (%)   Coupon (%)       FICO    LTV (%)
-----------------------------------------------------------------------------------------------------------------------------
0                                                     124    26,421,913.93         26.42        5.868        728      68.14
12                                                      2       263,256.70          0.26        5.783        693      55.21
36                                                    212    49,545,258.03         49.54        5.849        707      63.80
42                                                      1       164,807.78          0.16        6.000        693      78.30
60                                                    102    23,606,594.04         23.61        5.854        695      65.43
-----------------------------------------------------------------------------------------------------------------------------
Total:                                                441   100,001,830.48        100.00        5.855        710      65.33
-----------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Oct 7, 2005 12:13                                                  Page 7 of 7